UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

lululemon athletica inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 8, 2011

LULULEMON ATHLETICA INC.

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	April 19, 2011
Date:	June 8, 2011	Time:	10:00 AM PDT
Location:	Jade Ballroom The Fairmont Pacific Rim Hotel 1038 Canada Place Vancouver, British Columbia
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report for fiscal year ended January 30, 2011	2. The Company’s Fiscal 2011 Proxy Statement
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2011 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends
that you vote FOR the following:
1.	Election of Directors

Nominees

01 Michael Casey	02 RoAnn Costin	03 R. Brad Martin
The Board of Directors recommends you vote FOR the following proposal(s):
2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for the fiscal year ending January 29, 2012.
3.	To adopt a non-binding resolution to approve the compensation of our executive officers.
The Board of Directors recommends you vote 3 YEARS on the following proposal:
4.	To provide a non-binding vote on the frequency of holding a stockholder vote to approve the compensation of our executive officers.
The Board of Directors recommends you vote FOR the following proposal(s):
5.	To approve the performance goals and grant limits contained in our 2007 Equity Incentive Plan.
6.	To approve the material terms of our Executive Bonus Plan.
7.	To approve an amendment to our Certificate of Incorporation to effect a two-for-one forward stock split, with a proportionate increase in the number of authorized shares of our Common Stock and Special Voting Stock and a proportionate reduction in the par value of such stock.

NOTE:  To transact such other business as may properly come before the meeting.